NOTICE OF CONSENT SOLICITATION

TEKNI-PLEX, INC.

10 7/8% SENIOR SECURED NOTES DUE 2012 (CUSIP No. 87910PAL4)

8 3/4% SENIOR SECURED NOTES DUE 2013 (CUSIP No. 87910PAH3)

The Consent Solicitations, as defined below, will expire at 5:00 p.m., New York City time, on December 2, 2008, or such later time and date to which the Consent Solicitations are extended (such time and date, the “Expiration Time”). Consents may be revoked at any time prior to the date on which the relevant Waiver is executed (each, an “Effective Date”) but not on or after the Effective Date. The Effective Date is expected to be December 3, 2008. Provided Tekni-Plex, Inc. obtains the Requisite Consents, Tekni-Plex, Inc. intends to execute the Waivers (as defined below) and the Supplemental Indentures (as defined below), promptly following the Expiration Time.

Tekni-Plex, Inc., a Delaware corporation (the “Company”), is furnishing this Notice of Consent Solicitation (as the same may be amended or supplemented from time to time, the “Notice”) and the accompanying form of consent (the “Consent Form” and, together with the Notice and other documents related to the Consent Solicitations, as defined below, the “Consent Documents”) to the holders of record (each, a “Holder” and, collectively, the “Holders”) at 5:00 p.m., New York City time, on November 20, 2008 (the “Record Date”) of its outstanding 10 7/8% Senior Secured Notes due 2012 (the “2012 Notes”) and its outstanding 8 ¾% Senior Secured Notes due 2013 (the “2013 Notes” and, together with the 2012 Notes, the “Notes”), in connection with the solicitations (the “Consent Solicitations”) of consents to waivers of, and amendments to, certain covenants in (i) the Indenture, dated as of June 10, 2005, by and among the Company, each of the guarantors party thereto and HSBC Bank USA, National Association, as trustee, pursuant to which the 2012 Notes were issued (as amended and supplemented, the “2012 Indenture”) and (ii) the Indenture, dated as of November 21, 2003, by and among the Company, each of the guarantors party thereto and HSBC Bank USA, National Association, as trustee, pursuant to which the 2013 Notes were issued (as amended and supplemented, the “2013 Indenture” and, together with the 2012 Indenture, the “Indentures”). All capitalized terms used herein but not defined in this Notice have the meaning ascribed to them in the Indentures.

The principal purposes of the Consent Solicitations are to (i) waive the Company’s failure to comply with Section 4.03 of the Indentures which require the Company to file an Annual Report on Form 10-K for the fiscal year ended June 27, 2008 (the “2008 Form 10-K”) and a Quarterly Report on Form 10-Q for the fiscal period ended September 26, 2008 (the “First Quarter Form 10-Q”) with the Securities and Exchange Commission (“SEC”) (such waiver, the “SEC Reporting Waiver”), (ii) waive the Company’s failure to comply with Section 4.04 of the Indentures which require the Company to deliver an Officers’ Certificate (the “Compliance Certificate”) to the Trustee in connection with its fiscal year ended June 27, 2008 stating that, among other things, the Company is not in default in the performance or observance of any of the terms, provisions and conditions of the Indentures or the Security Documents (such waiver, the “Compliance Certificate Waiver” and, together with the SEC Reporting Waiver, the “Proposed Waivers”) and (iii) suspend through December 30, 2009, the Company’s obligations under each of the Indentures to file Quarterly and Annual Reports on Forms 10-Q and 10-K, respectively, and Current Reports on Form 8-K with the SEC (the “Proposed Amendments”).

The Consent Solicitations also seek consents to direct the Trustee to execute and deliver an amendment to the Access, Use and Intercreditor Agreement, dated as of June 10, 2005, by and among the Company, the Guarantors, the lenders party thereto and the Trustee, substantially in the form attached to this Notice as Appendix E (the “Amended and Restated Intercreditor Agreement”), to reflect the incurrence by the Company of a new $15,000,000 term loan secured by the Collateral (as defined therein) in favor of Citicorp USA, Inc. and the lenders party thereto (the “Further Assurances”).

THE DATE OF THIS NOTICE IS NOVEMBER 20, 2008

The consents of (i) the Holders of at least a majority in principal amount of the outstanding 2012 Notes voting as a single class (the “2012 Requisite Consents”) and (ii) the Holders of at least a majority in principal amount of the outstanding 2013 Notes voting as a single class (the “2013 Requisite Consents” and, together with the 2012 Requisite Consents, the “Requisite Consents”) are required pursuant to the terms of the respective Indentures for the Waivers (as defined below) and the Supplemental Indentures (as defined below) to be approved and binding on the Holders or any subsequent holder of the 2012 Notes or the 2013 Notes, respectively.

Only Holders of the Notes as of the close of business on the Record Date, as reflected in the records of the Trustee, are eligible to consent to the Proposed Waivers, Proposed Amendments and Further Assurances. As of the Record Date, $150,000,000 in aggregate principal amount of the 2012 Notes was outstanding and $275,000,000 in aggregate principal amount of the 2013 Notes was outstanding. The Company will accept all properly completed, executed and dated Consents received by the Depositary prior to the Expiration Time.

In the event that certain conditions described below are satisfied or waived, including the receipt of the Requisite Consents, the Company will pay to the Holders of Notes who delivered valid and unrevoked Consents prior to the Expiration Time a cash payment equal to $5.00 per $1,000 principal amount of Notes for which Consents have been delivered by such Holder (the “Consent Fee”). Holders of Notes for which no Consent is delivered will not receive a Consent Fee, even though the Proposed Waivers, Proposed Amendments and Further Assurances, if approved, will bind all Holders and their transferees.

In the Consent Solicitations, the Company is seeking Consents to all of the Proposed Waivers and Proposed Amendment to the 2012 Indenture and the Further Assurances as a single proposal and all of the Proposed Waivers and Proposed Amendment to the 2013 Indenture and the Further Assurances as a single proposal. Accordingly, any Consent purporting to consent only to some of the Proposed Waivers, Proposed Amendment or Further Assurances with respect to either the 2012 Notes or the 2013 Notes, respectively, shall constitute the Holder’s approval of all of the Proposed Waivers, Proposed Amendment and Further Assurances in connection with the relevant Indenture. Provided the Company receives the 2012 Requisite Consents, the relevant Proposed Waivers and the Further Assurances will be effected by a Waiver (the “2012 Waiver”), substantially in the form attached hereto as Appendix A, and the relevant Proposed Amendment will be effected by a Supplemental Indenture (the “2012 Supplemental Indenture”), substantially in the form attached hereto as Appendix B. Provided the Company receives the 2013 Requisite Consents, the relevant Proposed Waivers and the Further Assurances will be effected by a Waiver (the “2013 Waiver” and together with the 2012 Waiver, the “Waivers”), substantially in the form attached hereto as Appendix C, and the relevant Proposed Amendment will be effected by a Supplemental Indenture (the “2013 Supplemental Indenture” and, togther with the 2012 Supplemental Indenture, the "Supplemental Indentures"), substantially in the form attached hereto as Appendix D. Promptly following the Expiration Time and upon receipt of the Requisite Consents, the Company intends to execute the Waivers containing the Proposed Waivers and Further Assurances and execute the Supplemental Indentures containing the Proposed Amendments. If the Consent Solicitations are terminated or withdrawn, the Company’s obligations under the Indentures will remain in effect in their present form.

If the Requisite Consents are validly delivered and received by the Depositary and the Waivers and Supplemental Indentures become effective, the Company’s failure to file its 2008 Form 10-K and First Quarter Form 10-Q and to deliver its Compliance Certificate will be waived and the Company’s obligations under the Indentures to file periodic and current reports on Forms 10-K, 10-Q and 8-K with the SEC will be suspended through December 30, 2009 (the “Filing Suspension Period”). The Company instead will use its reasonable efforts to deliver certain unaudited quarterly and annual financial information to Holders during the Filing Suspension Period. The Company and Trustee also will execute and deliver the Amended and Restated Intercreditor Agreement.

Regardless of the outcome of the Consent Solicitations, the Notes will continue to be outstanding and will continue to bear interest as provided in the Indentures. The Proposed Waivers, Proposed Amendments and Further Assurances will not alter our obligation to pay the principal of or interest on the Notes or alter the stated interest rate, maturity date or redemption provisions of the Notes.

The Company appointed HSBC Bank USA, National Association, as depositary and tabulation agent (the “Depositary”) for Consents with respect to the Consent Solicitations and the Company will act as information agent (the “Information Agent”) with respect to the Consent Solicitations.

Neither the Company nor the Trustee makes any recommendation as to whether or not Holders should deliver Consents to the Waivers in response to the Consent Solicitations.

IMPORTANT INFORMATION

Any Holder desiring to consent to the Proposed Waivers, Proposed Amendments and Further Assurances should complete and sign the relevant Consent Form (or a facsimile thereof) in accordance with the instructions set forth in the Consent Documents and mail or deliver such manually signed Consent (or such manually signed facsimile thereof) and any other documents required by the Consent Documents to the Depositary at the address set forth on the back cover of this Notice. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to deliver Consents with respect to the Notes so registered and instruct the nominee to deliver Consents on the beneficial owner’s behalf. See “Procedures for Delivering Consents.”

The Depositary Trust Company participants (the “DTC Participants”) that hold the Notes on behalf of beneficial owners of the Notes through the Depositary Trust Company (“DTC”) are authorized to consent to the Proposed Waivers, Proposed Amendments and Further Assurances as if they were Holders. To effect a Consent, DTC participants should follow the procedures set forth in “Procedures for Delivering Consents.”  Holders delivering Consents will not be obligated to pay fees, commissions or other expenses of the Depositary.

Requests for additional copies of the Consent Documents and questions and requests for assistance relating to the Consent Documents may be directed to the Company at the address and telephone number set forth on the back cover of this Notice. Beneficial owners may also contact their broker, dealer, commercial bank, trust company or other nominee to obtain additional copies of the Consent Documents.

This Notice does not constitute a solicitation of Consents in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable federal securities or blue sky laws. The delivery of this Notice shall not under any circumstances create any implication that the information contained herein is correct as of any time subsequent to the date hereof or that there has been no change in the information set forth herein or in any attachments hereto or in the affairs of the Company or any of its affiliates since the date hereof.

No person has been authorized to give any information or to make any representation not contained in this Notice, or incorporated by reference into this Notice, and, if given or made, such information or representation may not be relied upon as having been authorized by the Company or the Trustee.

This Notice has not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the fairness or merits of such transaction nor upon the accuracy or adequacy of the information contained in the Consent Documents. Any representation to the contrary is unlawful.

The Consent Solicitations are made subject to the terms and conditions set forth in the Consent Documents. No Consent will be deemed to have been accepted unless and until the Conditions have been satisfied or waived. See “Principal Terms of the Consent Solicitations – Conditions to the Consent Solicitations.” The Consent Documents contain important information which should be read carefully before any decision is made with respect to the Consent Solicitations.

STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Notice and the reports incorporated by reference herein include forward-looking statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. They may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will,” “should,” “may,” or “could” or words or phrases of similar meaning. They may relate to, among other things: our liquidity and capital resources; legal proceedings and regulatory matters involving the Company; increases in the cost of materials; our vulnerability to changes in consumer preferences and economic conditions; our ability to compete successfully with other manufacturers of packaging products; our ability to expand; and anticipated growth in the industry and our markets.

These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause actual results to differ materially from trends, plans or expectations set forth in the forward looking-statements. Given these risks and uncertainties, we urge you to read this Notice, along with those reports incorporated by reference herein, completely and with the understanding that actual future results may be materially different from what we plan or expect. All forward-looking statements are qualified by these cautionary statements and we cannot assure you that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. In addition, these forward-looking statements present the Company’s estimates and assumptions only as of the date of this Notice. By making these forward-looking statement, the Company undertakes no obligation to update these statements for revisions or changes to reflect events or circumstances occurring after the date of this Notice.

THE COMPANY

Recent Events

The Company currently is conducting an internal investigation into allegations by a current employee that, for the fiscal years ending 2000 to 2006, the Company may have incorrectly recorded certain inventory and accounts receivables in the Colorite Plastics Company (“Colorite”), a division of the Company. The Company’s board of directors (the “Board”) also has expanded the scope of the investigation beyond the Colorite division to determine whether any improper accounting practices occurred in other divisions of the Company. Information gathered to date in the course of the investigation indicates that the Company’s previously issued financial statements for the fiscal years ending 2000-2007 (including the interim periods within those years) contain certain accounting errors and irregularities. Although not all relevant facts are known at this time and the investigation is continuing, and although the Company cannot estimate at this time when the investigation will conclude, after reviewing the information gathered in the investigation to date, the Board determined on November 10, 2008, that the financial statements issued or filed by the Company relating to the mentioned prior fiscal periods, and relating to the fiscal periods ending on September 28, 2007, December 28, 2007 and March 28, 2008, to the extent they rely on financial statements for prior periods, should not be relied upon.

Due to the Company’s ongoing investigation and the possibility that adjustments to prior periods’ financial statements would be necessary, the Company was not able to timely file its 2008 Form 10-K and First Quarter Form 10-Q with the SEC and deliver its Compliance Certificates to the Trustee, as required under the Indentures. The failure to timely file the 2008 Form 10-K and First Quarter Form 10-Q and the failure to deliver the Compliance Certificates each may result in an Event of Default under each of the Indentures if the Company does not comply within 60 days after written notice of default from the Trustee or Holders of at least 25% in aggregate principal amount of the 2012 Notes and the 2013 Notes, respectively. Such an Event of Default could permit the Trustee or the Holders of 25% of the Notes to declare the Notes to be due and payable immediately and Trustee could pursue other remedies available under the Indentures.

For more information regarding the internal investigation, see the Company’s Current Reports on Form 8-K, filed with the SEC on June 27, 2008, August 15, 2008 and November 17, 2008, which are incorporated by reference into this Notice.

PROPOSED WAIVERS TO THE INDENTURES

The Company is soliciting the Consents of the Holders of the 2012 Notes and the Holders of the 2013 Notes to the Proposed Waivers and to the execution and delivery by the Company of the Waivers which will effect the Proposed Waivers. A copy of the form of each Waiver is provided as Appendix A and Appendix C, respectively, to this Notice. All statements herein regarding the substance of any provision of the Proposed Waivers, the Waivers and the Indentures are qualified in their entirety by reference to the relevant Waiver and the relevant Indenture. Copies of the Indentures are available upon request from the Company at the address and telephone number set forth on the back cover of this Notice. We urge you to read the text of the relevant Waiver in its entirety.

Generally, the Proposed Waivers (i) waive the Company’s failure to comply with Section 4.03 of the Indentures which require the Company to file its 2008 Form 10-K and First Quarter Form 10-Q with the SEC and (ii) waive the Company’s failure to comply with Section 4.04 of the Indentures which require the Company to deliver its Compliance Certificate to the Trustee in connection with its fiscal year ended June 27, 2008.

In the Consent Solicitations, the Company is seeking Consents to all of the Proposed Waivers and Proposed Amendment to the 2012 Indenture and the Further Assurances as a single proposal and all of the Proposed Waivers and Proposed Amendment to the 2013 Indenture and the Further Assurances as a single proposal. Accordingly, any Consent purporting to consent only to some of the Proposed Waivers, Proposed Amendments or Further Assurances shall constitute the Holder’s approval of all of the Proposed Waivers and Proposed Amendment to the relevant Indenture and the Further Assurances. Upon the receipt of the Requisite Consents with respect to the Proposed Waivers, Proposed Amendments, Further Assurances and the execution of the Waivers and the Supplemental Indentures, the Notes will be subject to the terms of the Indentures as modified by the relevant Waiver and Supplemental Indenture. If the Consent Solicitations are terminated, the Proposed Waivers and Proposed Amendments will have no effect on the Notes or the Holders.

PROPOSED AMENDMENTS TO THE INDENTURES

The Company is soliciting the Consents of the Holders of the 2012 Notes and the Holders of the 2013 Notes to the Proposed Amendments and to the execution and delivery by the Company of the Supplemental Indentures which will effect the Proposed Amendments. A copy of the form of each Supplemental Indenture is provided as Appendix B and Appendix D, respectively, to this Notice. All statements herein regarding the substance of any provision of the Proposed Amendments, the Supplemental Indentures and the Indentures are qualified in their entirety by reference to the relevant Supplemental Indenture and the relevant Indenture. Copies of the Indentures are available upon request from the Company at the address and telephone number set forth on the back cover of this Notice. We urge you to read the text of the relevant Supplemental Indenture in its entirety.

Generally, the Proposed Amendments modify the covenants contained in Section 4.03 of the Indentures relating to the Company’s obligation to file periodic and current reports with the SEC and provide copies of such reports to the Trustee and holders of the Notes. See “Certain Significant Considerations” for a discussion of certain factors that should be considered in evaluating the consequences of the adoption of the Proposed Amendments.

Section 4.03 of the Indentures in effect as of the date hereof provides as follows:

“Reports (a)       Whether or not required by the SEC’s rules and regulations, so long as any Notes are outstanding, the Company shall furnish to the Holders of Notes or cause the Trustee to furnish to the Holders of Notes, within the time periods specified in the SEC’s rules and regulations:

(1)        all quarterly and annual reports that would be required to be filed with the SEC on Forms 10-Q and 10-K if the Company were required to file such reports; and

(2)        all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.

All such reports shall be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K shall include a report on the Company’s consolidated financial statements by the Company’s certified independent accountants. In addition, following the consummation of the Exchange Offer contemplated by the Registration Rights Agreement, the Company shall file a copy of each of the reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the SEC shall not accept such a filing).

(b)        For so long as any Notes remain outstanding, at any time the Company and the Guarantors are not required to file the reports required by paragraph (a) of this Section 4.03 with the SEC, they shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.”

If the Consents Solicitations are consummated, the definition of “Security Documents” will be deleted from the Indenture and the following definitions will be added to Section 1.01 of the Indentures:

““Accounting Investigation” means the internal investigation initiated by the Company on June 12, 2008 with respect to alleged irregularities in the accounting of inventory and accounts receivables of certain Subsidiaries of the Company that may have occurred during accounting periods taking place prior to December 29, 2007.

“Restatement” means a restatement of the Company’s financial statements for periods prior to December 29, 2007 that, in the determination of the Company’s board of directors, is necessary to address the results of the Accounting Investigation.

“Security Documents” means (i) one or more security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust or other grants of transfers for security executed and delivered by the Company or any other Obligor creating a Lien upon property owned or to be acquired by the Company or such other Obligor in favor of the Collateral Agent for the benefit of all present and future holders of Note Obligations, whenever incurred, and any document perfecting such security interests and (ii) the Access, Use and Intercreditor Agreement, dated as of June 10, 2005, by and among the Company, the Guarantors, the lenders party thereto and the Trustee.”

If the Consent Solicitations are consummated, the following paragraph will be added to Section 4.03 of the Indentures:

“(c)      Notwithstanding any language to the contrary in this Section 4.03, the Company’s obligation to furnish the reports and audited financial statements required by paragraphs (a) and (b) of this Section 4.03 shall be suspended during the period from December 3, 2008 through December 30, 2009 (the “Filing Suspension Period”).

During the Filing Suspension Period, the Company shall use its reasonable efforts to make public the following financial information:

(1)            On or about January 15, 2009, for the fiscal year ending 2008, and on or about 105 days after the end of the fiscal year, for the fiscal year ending 2009, an unaudited consolidated and consolidating balance sheet of the Company and its consolidated Subsidiaries as of such fiscal year end, the related unaudited consolidated statements of operations and cash flows for such fiscal year, and a discussion and analysis prepared by the Company’s management of the Company’s financial condition and results of operations, all prepared in conformity with GAAP, however, which information shall be subject to appropriate caveats and qualifications (including adjustments to reflect the Accounting Investigation and any Restatement);

(2)            On or before January 15, 2009, for the fiscal quarter ended September 30, 2008, and on or about 45 days after the end of each subsequent fiscal quarter, a consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of such fiscal quarter, the related consolidated statement of operations for such fiscal quarter, the related consolidated statements of cash flows for the portion of the fiscal year ended at the end of such fiscal quarter and a discussion and analysis prepared by the Company’s management of the Company’s financial condition and results of operations, however, which information shall be subject to appropriate caveats and qualifications (including normal year end adjustments, and adjustments to reflect the Accounting Investigation and any Restatement).

For the avoidance of doubt, nothing in this Section 4.03 shall be construed as requiring the Company to deliver a written statement of the Company’s independent public accountants as described in paragraph (b) of Section 4.04 herein during the Filing Suspension Period or as containing an express financial reporting covenant requiring that the Company file periodic reports with the SEC or deliver to the Trustee copies of any SEC reports during the Filing Suspension Period.

In addition, during the Filing Suspension Period the Company shall use its reasonable efforts to make such unaudited financial information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. Delivery of such information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Notwithstanding any language to the contrary, nothing in this Section 4.03 shall require the Company’s auditors to review the quarterly or annual reports during the Filing Suspension Period unless such requirements are imposed under generally accepted accounting principles or other accounting pronouncements or are necessary in order for the auditors to provide an opinion on the Company’s financial statements.”

In the Consent Solicitations, the Company is seeking Consents to all of the Proposed Waivers and Proposed Amendment to the 2012 Indenture and the Further Assurances as a single proposal and all of the Proposed Waivers and Proposed Amendment to the 2013 Indenture and the Further Assurances as a single proposal. Accordingly, any Consent purporting to consent only to some of the Proposed Waivers, Proposed Amendments or Further Assurances shall constitute the Holder’s approval of all of the Proposed Waivers and Proposed Amendment to the relevant Indenture and the Further Assurances. Upon the receipt of the Requisite Consents with respect to the Proposed Waivers, Proposed Amendments, Further Assurances and the execution of the Waivers and the Supplemental Indentures, the Notes will be subject to the terms of the Indentures as modified by the relevant Waiver and Supplemental Indenture. If the Consent Solicitations are terminated, the Proposed Waivers and Proposed Amendments will have no effect on the Notes or the Holders.

CERTAIN SIGNIFICANT CONSIDERATIONS

The following considerations, in addition to the other information described elsewhere in this Notice, should be carefully considered by each Holder before deciding whether to consent to the Proposed Amendments.

If the Proposed Amendments become effective, certain covenants to be set forth in Section 4.03 of the Indentures, as described below, will be less restrictive and will afford less protection to Holders than the covenants contained in Section 4.03 of the Indentures as of the date hereof. In particular, Section 4.03 of the Indentures will be amended to suspend through December 30, 2009, the Company’s obligation to file Quarterly and Annual Reports on Form 10-Q and Form 10-K, respectively, and Current Reports on Form 8-K with the SEC and to provide copies of such reports to the Trustee and holders of the Notes. As a result, the amount of information to be provided to holders of the Notes upon the effectiveness of the Proposed Amendments will be less than the amount of information that the Indentures currently require the Company to supply and it will be more difficult for the Holders of the Notes to obtain certain information about the Company. Because the Company will cease filing the foregoing periodic and current reports with the SEC, information about the Company that is required to be included in such reports will no longer be available at the SEC’s Internet site, http://www.sec.gov.

During the Filing Suspension Period, the Company will use its reasonable efforts to provide to the Trustee and the holders of the Notes with certain unaudited quarterly and annual financial information. The Company will use its reasonable efforts to make such unaudited financial information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing.

In addition, during the Filing Suspension Period, the Company will be under no obligation to (i) disclose its efforts to test its system of internal control over financial reporting and disclosure controls and procedures or any changes to or material weaknesses or significant deficiencies in such system of internal control over financial reporting and disclosure controls and procedures or (ii) comply with other requirements of Item 4 of Part I of a Quarterly Report on Form 10-Q or Item 9A of Part II of the Annual Report on Form 10-K.

The Company’s principal executive officer and principal financial officer also will be under no obligation to sign certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes Oxley Act”) and SEC rules and regulations promulgated under the Sarbanes-Oxley Act related to, among other matters, the absence of material misstatements or omissions in the periodic reports filed with the SEC and the fair presentation of the Company’s financial condition and results of operations in such reports.

Moreover, there can be no assurance that the liquidity, market value and price volatility of the Notes will not be adversely affected by the consummation of the Consent Solicitations.

See “Proposed Amendments to the Indentures” for a detailed description of the Proposed Amendments.

PRINCIPAL TERMS OF THE CONSENT SOLICITATIONS

This section summarizes the terms of the Consent Solicitations. While the Company believes that this description covers the material terms of the Consent Solicitations, this summary may not contain all the information that is important to the Holders of the Notes. You should read carefully the entire Notice and other documents the Company refers to or incorporates by reference into the Notice for a more complete understanding of the Consent Solicitations.

General

The Company is seeking Consents to all of the Proposed Waivers and Proposed Amendment to the 2012 Indenture and the Further Assurances as a single proposal and all of the Proposed Waivers and Proposed Amendment to the 2013 Indenture and the Further Assurances as a single proposal. Accordingly, any Consent purporting to consent to only some of the Proposed Waivers, Proposed Amendments or Further Assurances shall constitute the Holder’s approval of all of the Proposed Waivers and Proposed Amendment to the relevant Indenture and the Further Assurances. Promptly following the Expiration Time and upon receipt of the Requisite Consents, the Company intends to execute the Waivers containing the Proposed Waivers and Further Assurances and the Supplemental Indentures containing the Proposed Amendments. The Waivers and Supplemental Indentures will become effective with respect to the Notes only upon satisfaction, or waiver by the Company, of the Conditions. See “– Conditions to the Consent Solicitations,” below.

Holders who deliver their properly completed, executed and dated Consents to the Depositary prior to the Expiration Time shall be deemed to have validly consented to the Proposed Waivers, Proposed Amendments and Further Assurances. The Company will be deemed to have accepted the Consents with respect to the Notes if, as and when the Company executes the relevant Waiver and Supplemental Indenture. If the Requisite Consents are received, and the other Conditions are satisfied or waived, the Company will pay (directly or through an agent) to each Holder who consents by delivering the relevant properly executed and completed Consent Form to the Depositary prior to the Expiration Time, and does not revoke such Consent, the Consent Fee as promptly as practicable after such satisfaction or waiver of the other Conditions.

Holders who do not deliver their Consents prior to the Expiration Time, shall be bound by the Proposed Waivers and Further Assurances upon the execution of the relevant Waiver and shall be bound by the Proposed Amendments upon the execution of the relevant Supplemental Indenture by the Company and the Trustee. If the Consent Solicitations are terminated or withdrawn, the Indentures will remain in effect in their present forms.

Consent Fee

In the event that the Conditions described below, including receipt by the Depositary prior to the Expiration Time of the Requisite Consents, which have not been duly revoked, are satisfied or waived, the Company will pay a Consent Fee to each Holder who delivers a valid unrevoked Consent to the Proposed Waivers, Proposed Amendments and Further Assurances prior to the Expiration Time. The Consent Fee will be a cash payment of $5.00 per $1,000 principal amount of Notes as to which such valid and unrevoked Consent is delivered. All other Holders will not be entitled to receive any Consent Fee, but will be bound by the Proposed Waivers, Proposed Amendments and Further Assurances. Payment of the Consent Fee will be made to the Depositary within one business day after the Effective Date and satisfaction or waiver of the Conditions for delivery to the Holders.

For a discussion of the material United States federal tax consequences that may result from the Consent Solicitations, see “United States Federal Income Tax Considerations.”

Requisite Consents

Under Sections 6.04 and 9.02 of each of the Indentures, the consents of the Holders of at least a majority in the principal amount of the outstanding 2012 Notes, voting as a single class, and the consents of the Holders of at least a majority in the principal amount of the outstanding 2013 Notes, voting as a single class, are required to adopt the Proposed Waivers and Proposed Amendments to the respective Indentures and to approve the Further Assurances. In determining whether the Requisite Consents have been received, Notes owned by any affiliate of the Company will be considered as though not outstanding. If the Requisite Consents are received, the terms of the Indentures would permit and direct the Trustee to execute the Waivers and Supplemental Indentures.

Record Date

The Company has established the close of business on November 20, 2008 as the Record Date. All Holders of the Notes as of the Record Date, as reflected in the records of the Trustee, are eligible to participate in the Consent Solicitations. As of the Record Date, $150,000,000 in aggregate principal amount of the 2012 Notes was outstanding and $275,000,000 in aggregate principal amount of the 2013 Notes was outstanding.

Conditions to the Consent Solicitations

Our obligation to accept valid and unrevoked Consents in respect of the Notes and to pay the Consent Fee in respect of such Consents is conditioned upon satisfaction, or waiver by the Company, of the following conditions: (1) receipt by the Depositary prior to the Expiration Time of valid and unrevoked Requisite Consents from holders of the 2012 Notes or 2013 Notes, as applicable, (2) the execution by the Company and the Trustee of Waivers embodying the Proposed Waivers and Further Assurances and the execution by the Company and the Trustee of Supplemental Indentures embodying the Proposed Amendments (3) the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Waivers, Proposed Amendments or Further Assurances or the payment of the Consent Fee or that would question the legality or validity thereof (collectively, the “Conditions”).

If the Conditions specified in the preceding sentence are not satisfied or waived (to the extent permitted by applicable law) prior to the Expiration Time, or such later date as the Company may specify, the Company may, in its sole discretion and without giving any notice, allow the Consent Solicitations to lapse, or extend the solicitation period and continue soliciting Consents in the Consent Solicitations. Notwithstanding the foregoing, no Consent shall be valid for more than 90 days after the Record Date. Subject to applicable law, the Consent Solicitations may be abandoned or terminated for any reason at any time, in which case any Consents received will be voided and no Consent Fee will be paid to any Holders. The condition specified in clause (3) above is for the benefit of the Company and may be waived or extended in our sole discretion.

Expiration; Extension; Amendment; Termination

Each of the Consent Solicitations expires at 5:00 p.m., New York City time, on December 2, 2008. The Company expressly reserves the right to extend the Expiration Time at any time for such period(s) as it may determine, in its sole discretion, from time to time by giving written notice to the Depositary and DTC no later than 9:00 a.m., New York City time, on the next Business Day after the previously announced Expiration Time.

The Company expressly reserves the right, at any time prior to the Expiration Time, to:  (i) amend any of the terms of the Consent Solicitations in any manner it deems necessary or advisable in its sole discretion or (ii) terminate the Consent Solicitations.

The Consent Solicitations may also be terminated after the Expiration Time and prior to the effectiveness of the Proposed Waivers, the Proposed Amendments and Further Assurances in the Company’s sole discretion, whether or not the Requisite Consents have been received.

If the Consent Solicitations, or any of the Consent Documents, are amended prior to the Expiration Time in a manner determined by the Company, in its sole discretion, to constitute a material change to the terms of the Consent Solicitations, the Company will promptly disseminate additional Consent Solicitation materials and, if necessary, extend the Expiration Time for a period deemed by the Company to be adequate to permit Holders to consider such amendments.

Any such extension, amendment or termination of the Consent Solicitations will be followed as promptly as practicable by a press release or written notice to the Holders.

Effective Date of the Waivers

Provided the Requisite Consents are timely received, the Waivers and Supplemental Indentures will become effective upon the execution of the Waivers and Supplemental Indentures, respectively, by the Company and the Trustee, which is expected to occur on December 3, 2008. If the Waivers and Supplemental Indentures are executed, Holders of the Notes will be bound thereby, regardless of whether or not they consented to the Proposed Waivers, Proposed Amendments or Further Assurances. The Company intends to execute the Waivers and Supplemental Indentures promptly following the Expiration Time.

PROCEDURES FOR DELIVERING CONSENTS

General

Each Holder who delivers a Consent to the Proposed Waivers, Proposed Amendments and Further Assurances in accordance with the procedures set forth in the Consent Documents is deemed to have validly consented to the Proposed Waivers, Proposed Amendments and Further Assurances.

To effectively consent to the Proposed Waivers, Proposed Amendments and Further Assurances and receive the Consent Fee, a properly completed Consent (or a facsimile thereof) duly executed by the Holder must be received by the Depositary at its address set forth on the back cover of this Notice prior to the Expiration Time. Consents should be sent only to the Depositary and should not be sent to the Company.

If the Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and the beneficial owner of the Notes wishes to consent to the Proposed Waivers, Proposed Amendments and Further Assurances, the beneficial owner must promptly contact and instruct such registered Holder to deliver a Consent to the Depositary on the beneficial owner’s behalf. The Depositary will not accept Consents delivered by beneficial owners directly to the Depositary. Any beneficial owner of the Notes registered in the name of a DTC participant may direct the DTC participant through which such beneficial owner’s Notes are held to execute a Consent Form on such beneficial owner’s behalf and deliver the executed Consent to the Depositary.

The Company anticipates that DTC or its nominee will execute an omnibus proxy in favor of DTC participants (i.e., brokers, banks and other financial institutions that participate through DTC or its nominee), holding the Notes, which will authorize each such DTC Participant to consent to the Proposed Waivers, Proposed Amendments and Further Assurances with respect to the principal amount of Notes shown as owned by such DTC Participant on the books of DTC on the Record Date. For purposes of the Consent Solicitations, the term “Holder” shall be deemed to include DTC Participants, and DTC has authorized participants to execute Consents as if they were Holders of record. The Depositary will accept and record only a properly executed Consent from those parties listed as a Holder in the omnibus proxy received by the Depositary from DTC. If DTC or its nominee has authorized a proxy to execute a Consent, then the Consent must be executed by the DTC Participant. Any Notes not held by DTC or a DTC Participant must be executed in the name of the Holder.

Consents by the Holder(s) of the Notes should be executed in exactly the same manner as the name(s) of such registered Holder(s) appear(s) on the Notes. If the Notes to which a Consent relates are held by two or more joint Holders, all such Holders should sign the Consent. If a Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the Consent appropriate evidence of authority to execute the Consent. If a Consent is executed by a person other than the registered Holder, then it must be accompanied by a proxy duly executed by such Holder.

If a Consent relates to fewer than all the 2012 Notes or the 2013 Notes, as applicable, held of record as of the Record Date by the Holder providing such Consent, such Holder must indicate on the relevant Consent Form the aggregate dollar amount (in integral multiples of $1,000) of such Notes to which the Consent relates. Otherwise, the Consent will be deemed to relate to all such 2012 Notes or 2013 Notes, as applicable.

The method of delivery of the Consent and any other required documents to the Depositary is at the election and risk of the Holder and, except as otherwise provided in the Consent, delivery will be deemed made only when the Consent or any other required document is actually received by the Depositary prior to the Expiration Time. If the delivery is by mail, it is suggested that the Holder use registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Depositary prior to such date.

In no event should a Holder deliver the Notes together with the Consent. Giving a Consent will not affect the Holder’s right to sell or transfer the Notes.

Determination of Validity

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any delivered Consent pursuant to any of the procedures described above shall be determined by the Company, in its sole discretion (which determination shall be final and binding). The Company reserves the absolute right to reject any or all deliveries of any Consent determined by it not to be in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defect or irregularity as to any delivery of any Consent of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Consent Solicitations, including the instructions to the Consent, shall be final and binding. Any defect or irregularity in connection with deliveries of Consents must be cured within such time as the Company determines, unless waived by the Company. Deliveries of Consents shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Trustee, or any other person shall be under any duty to give notification to any Holder of any defects or irregularities in deliveries of Consents or shall incur any liability for failure to give any such notification.

REVOCATION OF CONSENTS

A Consent may be revoked by a Holder of the Notes if the Depositary receives the written notice of revocation of Consent (or a facsimile thereof) prior to the Effective Date. The notice of revocation of Consent must be signed by the Holder in the same manner as the Consent to which the notice of revocation of Consent relates. Notices of revocation of Consent must be sent to the Depositary at the address set forth on the front cover of this Notice in accordance with the procedures set forth in the Consent Documents.

If the Consent Solicitations, or any of the Consent Documents, are amended prior to the Effective Date in a manner determined by the Company, in its sole discretion, to constitute a material change to the terms of the Consent Solicitations, the Company shall promptly disseminate additional Consent Solicitation materials and, if necessary, extend the Expiration Time for a period deemed by the Company to be adequate to permit Holders to consider such amendments and revoke their Consents.

The Company reserves the right to contest the validity of any notice of revocation of Consent and all questions as to validity, including the time of receipt of any notice of revocation of Consent, will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. None of the Company, the Trustee, or any other person shall be under any duty to give notification to any Holder of any defects or irregularities with respect to any notice of revocation of Consent or shall incur any liability for failure to give any such notification.

A revocation of a Consent may be rescinded only by the execution and delivery of a new Consent prior to the Expiration Time. A Holder who delivered a notice of revocation of Consent may thereafter deliver a new Consent by following the procedures described in the Consent Documents at any time prior to the Expiration Time. See “Procedures for Delivering Consents.”

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a general discussion of certain of the United States federal income tax considerations of the Consent Solicitations and the receipt of the Consent Fee that may be relevant to a beneficial owner of the Notes. This discussion does not address state, local or foreign tax considerations nor does it consider all aspects of federal income taxation which may be relevant to particular Holders in light of their individual investment circumstances or to certain types of Holders subject to special tax rules. For example, this discussion does not address the tax considerations relevant to beneficial owners of the Notes who are financial institutions, insurance companies, real estate investment trusts, regulated investment companies, partnerships or other pass-through entities, tax-exempt organizations, dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, Holders that hold Notes as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders (as defined below) that have a functional currency other than the U.S. dollar, or non-U.S. Holders (as defined below) that are U.S. expatriates, “controlled foreign corporations,” or “passive foreign investment companies.” In addition, this discussion generally does not address any U.S. federal income tax consequences to a non-U.S. Holder that (A) is engaged in a U.S. trade or business, (B) is a non-resident alien who is present in the United States for 183 or more days during the taxable year, or (C) is a corporation that operates through a U.S. branch. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax or other tax considerations of the Consent Solicitation and receipt of the Consent Fee. This discussion assumes that Holders have held their Notes as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This summary is based upon the provisions of the Code, Treasury Regulations promulgated under the Code, administrative rulings and judicial decisions as of the date hereof. These authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences significantly different from those set forth below.

Holders should be aware that, due to the factual nature of the inquiry and the absence of relevant legal authorities, there is some uncertainty under current U.S. federal income tax law as to the appropriate tax consequences of the adoption of the Proposed Waivers, Proposed Amendments and Further Assurances and/or the receipt of the Consent Fee. No statutory, administrative or judicial authority directly addresses the treatment of the adoption of the Proposed Waivers, Proposed Amedments and Further Assurances and/or the receipt of the Consent Fee for U.S. federal income tax purposes. The Company has not sought any ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the statements made and the conclusions reached in the following summary. As a result, this summary is not binding on the IRS or the courts, and no assurance can be given that the conclusions reached in this summary will not be challenged by the IRS or will be sustained by a court if so challenged.

As used in this summary, a “U.S. Holder” means any beneficial owner of the Notes that is (i) a citizen or an individual resident of the United States for U.S. federal income tax purposes, (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized under the laws of the United States or any of its political subdivisions, including the States and the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust which (a) is subject to the primary jurisdiction of a court within the United States and for which one or more U.S. persons have authority to control all substantial decisions, or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. If a pass-through entity, including partnership or other entity classified as a partnership for U.S. federal income tax purposes, is a beneficial owner of the Notes, the U.S. federal income tax treatment of an owner or partner generally will depend upon the status of such owner or partner and upon the activities of the pass-through entity. Owners or partners of a pass-through entity that is a beneficial owner of the Notes should consult their own tax advisors as to the federal income, state and local, and non-U.S. tax consequences of the receipt of the Consent Fee. A “non-U.S. Holder” is a beneficial owner of Notes that is not a U.S. Holder.

This summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any Holder. Holders should consult their own tax advisors regarding the U.S. federal income, state and local, and non-U.S. tax consequences of the Consent Solicitations, the Proposed Waivers, Proposed Amendments and Further Assurances and the receipt of the Consent Fee.

IRS CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS NOTICE IS NOT INTENDED OR WRITTEN BY US TO BE USED OR RELIED UPON, AND CANNOT BE USED OR RELIED UPON BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE CODE; (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

U.S. HOLDERS

Consent Fee. There is no authority directly addressing the U.S. federal income tax treatment of the Consent Fee (or payments similar to the Consent Fee). However, the Company intends to treat the Consent Fee as separate consideration paid to consenting beneficial owners of the Notes for their consent to the Proposed Waivers, Proposed Amedments and Further Assurances. Assuming such treatment, a U.S. Holder will recognize ordinary income equal to the amount of the Consent Fee received at the time the Consent Fee is received or accrued in accordance with the U.S. Holder’s method of tax accounting. Each U.S. Holder should consult its own tax advisor as to possible alternative treatments of the Consent Fee.

Modification of the Notes. The U.S. federal income tax consequences to a U.S. Holder of the adoption of the Proposed Waivers, Proposed Amedments and Further Assurances and/or the receipt of the Consent Fee will depend in part upon whether the Proposed Waivers, Proposed Amedments and Further Assurances and/or the receipt of the Consent Fee results in a “significant modification” of the Notes and thus a deemed exchange of the Notes for new Notes with respect to which gain (but not loss) may be recognized. Under the applicable Treasury Regulations, the modification of a debt instrument is a “significant modification” if, based on all the facts and circumstances (and, subject to certain exceptions, taking into account all modifications of the debt instrument collectively), the legal rights or obligations that are altered and the degree to which they are altered are “economically significant.” A modification of a debt instrument that is not a significant modification does not result in a deemed exchange.

The applicable Treasury Regulations also provide that a change in the yield of a debt instrument is a significant modification if the yield of the modified instrument (determined by taking into account any payments made by the issuer to the Holder as consideration for the modification) varies from the yield on the unmodified instrument (determined as of the date of the modification) by more than the greater of 25 basis points or 5 percent of the annual yield of the unmodified instrument. The change in the yield on the Notes resulting from the receipt of the Consent Fee by U.S. Holders is not expected to be sufficient to cause a significant modification of the Notes under the Treasury Regulations.

The Company intends to take the position that neither the adoption of the Proposed Waivers, Proposed Amendments and Further Assurances, the receipt of the Consent Fee, nor a combination of the two result in a significant modification, and therefore, (i) a U.S. Holder of Notes will not recognize any gain or loss with respect to a deemed exchange of the Notes as a result of the adoption of the Proposed Waivers, Proposed Amendments and Further Assurances, the receipt of the Consent Fee, or a combination of both and (ii) any such U.S. Holder will continue to have the same tax basis, holding period and accrued market discount (if any) with respect to the Notes as such Holder had immediately prior to the adoption of the Proposed Waivers, Proposed Amendments and Further Assurances.

U.S. Holders are encouraged to consult their tax advisors regarding the risk that adoption of the Proposed Waivers, Proposed Amendments and Further Assurances, the receipt of the Consent Fee, or a combination of both constitute a significant modification for U.S. federal income tax purposes, the tax consequences to them if there were to be a deemed exchange, and the tax consequences of holding the Notes after the adoption of the Proposed Waivers, Proposed Amendments and Further Assurances.

Information Reporting and Backup Withholding. In general, information reporting requirements will apply to the payment of the Consent Fee. U.S. federal income tax law also imposes “backup withholding” unless a U.S. Holder has provided its correct taxpayer identification number (“TIN”) which, in the case of a U.S. Holder who is an individual, is his or her social security number, and certain other information, and certify that it is not subject to backup withholding by completing an IRS Form W-9 or a Substitute Form W-9 or otherwise establishes a basis for exemption from backup withholding. Certain U.S. Holders (including corporations) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption.

If a U.S. Holder has not provided its correct TIN and certain other information or otherwise established an adequate basis for exemption, the U.S. Holder may be subject to a penalty imposed by the IRS, and the Consent Fee paid to the U.S. Holder will be subject to a backup withholding tax of 28%. Backup withholding is not an additional federal income tax. If any backup withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS by filing the appropriate claim for refund with the IRS provided that the required information is provided to the IRS.

NON-U.S. HOLDERS

Consent Fee. Under current United States federal income tax law, there is uncertainty regarding whether the Consent Fee would constitute separate consideration for consenting to the Proposed Waivers, Proposed Amendments and Further Assurances, and whether the receipt of the Consent Fee by a non-U.S. Holder, if so treated, is subject to U.S. federal withholding tax. Accordingly, the Company intends to withhold tax from the Consent Fee paid to a non-U.S. Holder at a rate of 30% unless (i) the non-U.S. Holder is engaged in the conduct of a trade or business in the United States to which the receipt of the Consent Fee is effectively connected and provides a properly executed IRS Form W–8ECI or (ii) a tax treaty between the United States and the country of residence of the non-U.S. Holder eliminates or reduces the applicable withholding tax and such non-U.S. Holder provides a properly executed IRS Form W–8BEN (claiming exemption or reduction under the applicable treaty). If such withholding results in an overpayment of taxes, a refund or credit may be obtainable, provided that the required information is furnished to the IRS. Non-U.S. Holders should consult their tax advisors with respect to the treatment of the Consent Fee, and the application of U.S. federal income tax withholding, including eligibility for a withholding tax exemption and refund procedures.

Modification of the Notes. Non-U.S. Holders will generally not be subject to U.S. federal income tax, regardless of whether the adoption of the Proposed Waivers, Proposed Amendments and Further Assurances and/or the receipt of the Consent Fee results in a deemed exchange of Notes for new Notes. Non-U.S. Holders are encouraged to consult their tax advisors regarding the risk that adoption of the Proposed Waivers, Proposed Amendments and Further Assurances, the receipt of the Consent Fee, or a combination of both constitute a significant modification for U.S. federal income tax purposes, the tax consequences to them if there were to be a deemed exchange, and the tax consequences of holding the Notes after the adoption of the Proposed Waivers, Proposed Amendments and Further Assurances.

Information Reporting and Backup Withholding. Backup withholding may apply to the Consent Fee paid to a non-U.S. Holder unless such non-U.S. Holder has made appropriate certifications as to its foreign status or otherwise establishes an exemption. In addition, the Company, to the extent required, will report to a non-U.S. Holder and the IRS the amount of any Consent Fee paid to such non-U.S. Holder.

DEPOSITARY AND INFORMATION AGENT

HSBC Bank USA, National Association has been appointed as Depositary for the Consent Solicitations to receive, tabulate and verify Consents. All Consents and correspondence sent to the Depositary should be directed to the address set forth on the back cover of this Notice. The Company has agreed to indemnify the Depositary for certain liabilities, including liabilities under the federal securities laws. HSBC Bank USA, National Association has agreed to facilitate the Consent Solicitations in its capacity as Depositary; however, it is not passing upon the merits or accuracy of the information contained in the Consent Solicitations in its capacity as either Depositary or Trustee.

The Company will act as Information Agent with respect to the Consent Solicitations. Requests for additional copies of and questions relating to the Consent Documents may be directed to the Information Agent at the address and telephone number set forth on the back cover of this Notice.

In connection with the Consent Solicitations, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit Consents by use of the mails, personally or by telephone, facsimile or other means.

FEES AND EXPENSES

In addition to its customary fees as Trustee, the Company will pay the Depositary reasonable and customary fees for its services and will reimburse it for its out-of-pocket expenses in connection with its services as Depositary.

The Company will also pay brokerage firms and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding copies of this Notice and related documents to the beneficial owners of the Notes and in handling or forwarding deliveries of Consents on behalf of the beneficial owners of the Notes.

No commission or other remuneration will be paid or given, directly or indirectly, in connection with the Consent Solicitations.

MISCELLANEOUS

The Company is not aware of any jurisdiction where the making of the Consent Solicitations is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Consent Solicitations would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to the Consent Solicitations. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Consent Solicitations will not be made to (nor will Consents be accepted from or on behalf of) the Holders of the Notes residing or having a principal place of business in each such jurisdiction.

From time to time, the Company or its affiliates may engage in additional Consent Solicitations. Any future Consent Solicitations may be on the same terms or on terms that are more or less favorable to Holders of the Notes than the terms of the Consent Solicitations, as the Company may determine in its sole discretion.

APPENDIX A

WAIVER UNDER 2012 INDENTURE

WAIVER (this “Waiver”) dated as of December 3, 2008 under the Indenture dated as of June 10, 2005 (the “Indenture”) by and among TEKNI-PLEX, INC., a Delaware corporation (the “Company”), the GUARANTORS party thereto (the “Guarantors”) and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”) governing the Company’s 10.875% Senior Secured Notes due 2012 (the “Notes”).

WITNESSETH:

WHEREAS, Section 4.03 of the Indenture requires the Company to file, within the time periods specified in the SEC’s rules and regulations, a copy of all quarterly and annual reports that would be required to be filed with the Securities and Exchange Commission (the “SEC”) on Forms 10-Q and 10-K if the Company were required to file such reports and all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports;

WHEREAS, Section 4.04 of the Indenture requires the Company to deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers’ Certificate (the “Compliance Certificate”) stating that, among other things, the Company is not in default in the performance or observance of any of the terms, provisions and conditions of the Indenture or the Security Documents;

WHEREAS, the Company has not filed its Annual Report on Form 10-K for the fiscal year ended June 27, 2008 (the “2008 Form 10-K”) or its Quarterly Report on Form 10-Q for the fiscal period ended September 26, 2008 (the “First Quarter Form 10-Q”) within the time period specified in the SEC’s rules and regulations and has not delivered the Compliance Certificate in connection with the 2008 Form 10-K within the time period specified by the Indenture (collectively, the “Reporting Defaults”);

WHEREAS, the failures to timely file the 2008 Form 10-K and First Quarter Form 10-Q and to timely deliver the Compliance Certificate constitute a Default under the Indenture and may each result in an Event of Default under the Indenture if these failures are not cured within 60 days after written notice from the Trustee or Holders of at least 25% in aggregate principal amount of the Notes and such an event of default could permit the Trustee or the Holders of 25% of the Notes to declare the Notes to be due and payable immediately and the Trustee could pursue other remedies available under the Indenture;

WHEREAS, the Company has requested that the Holders waive the Reporting Defaults;

WHEREAS, the Company has requested that the Holders direct the Trustee to execute and deliver an amendment to the Access, Use and Intercreditor Agreement, dated as of June 10, 2005, by and among the Company, the Guarantors, the lenders party thereto and the Trustee (the “Amended and Restated Intercreditor Agreement”) to reflect the incurrence by the Company of a new $15,000,000 term loan secured by the Collateral (as defined therein) in favor of Citicorp USA, Inc. and the lenders party thereto, in substantially the form attached as Annex A hereto;

WHEREAS, Section 6.04 of the Indenture provides that, subject to certain inapplicable exceptions, the Holders of not less than a majority in aggregate principal amount of the then outstanding Notes may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences under the Indenture;

WHEREAS, Section 9.02 of the Indenture provides that, subject to certain inapplicable exceptions, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Company with any provision of the Indenture, the Notes, the Security Documents or the Subsidiary Guarantees;

WHEREAS, Section 9.02 of the Indenture provides further that, subject to certain inapplicable exceptions, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Subsidiary Guarantees, the Security Documents and the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class;

APPENDIX A

WHEREAS, the Holders that have approved this Waiver (as evidenced by their execution of a Consent Form) constitute Holders of at least a majority in aggregate principal amount of the Notes now outstanding and are willing to grant such waivers and to direct the Trustee to execute and deliver the Amended and Restated Intercreditor Agreement;

WHEREAS, consistent with DTC practice, DTC has authorized direct participants in DTC set forth in the position listing of DTC as of the date hereof to approve this Waiver as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee;

WHEREAS, the Trustee has been directed by the Holders of the requisite principal amount of Notes to sign this Waiver in its capacity as Trustee and to execute and deliver the Amended and Restated Intercreditor Agreement; and

WHEREAS, the Company has agreed to indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Waiver, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each term used herein which is defined in the Indenture has the meaning assigned to such term in the Indenture.

Section 2. Waiver. The Holders that have approved this Waiver (as evidenced by their execution of a Consent Form), as Holders of a majority in aggregate principal amount of the Notes outstanding voting as a single class, agree to waive the Reporting Defaults;

Section 3. Further Assurances. The Holders that have approved this Waiver (as evidenced by their execution of a Consent Form), as Holders of a majority in aggregate principal amount of the Notes outstanding voting as a single class, agree to direct the Trustee, and the Trustee agrees, to execute and deliver the Amended and Restated Intercreditor Agreement in substantially the form attached as Annex A hereto.

Section 4. Indenture Remains in Full Force and Effect. Except to the extent waived hereby, all provisions in the Indenture shall remain in full force and effect.

Section 5. Separability. If any one or more of the provisions contained in this Waiver shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY OTHER CONFLICTS OF LAW PROVISIONS.

APPENDIX A

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed, all as of the date first written.

TEKNI-PLEX, INC., as Issuer
By:
Name: Paul J. Young
Title: Chief Executive Officer

PURETEC CORPORATION

PLASTIC SPECIALTIES AND TECHNOLOGIES, INC.

PLASTIC SPECIALTIES AND TECHNOLOGIES
      INVESTMENTS, INC.

BURLINGTON RESINS, INC.

DISTRIBUTORS RECYCLING, INC.

NATVAR HOLDINGS, INC.

TRI-SEAL HOLDINGS, INC.

TP/ELM ACQUISITION SUBSIDIARY, INC.

TPI ACQUISITION SUBSIDIARY, INC.,

collectively, as Guarantors

By:
Name: Paul J. Young
Title: Chief Executive Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

APPENDIX B

TEKNI-PLEX, INC.

Each of the Guarantors PARTY HERETO

and

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee

__________________

SUPPLEMENTAL INDENTURE

Dated as of December 3, 2008

to

INDENTURE

Dated as of June 10, 2005

Between

TEKNI-PLEX, INC.

each of the Guarantors PARTY THERETO

and

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee

__________________

10 7/8% Senior Secured Notes due 2012

APPENDIX B

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of December 3, 2008, between TEKNI-PLEX, INC., a Delaware corporation (the “Company”), the GUARANTORS listed on the signature page hereto (the “Guarantors”) and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Company and the Guarantors executed and delivered to the Trustee an Indenture dated as of June 10, 2005 (the “Indenture”) by and among the Company, the Guarantors and the Trustee, pursuant to which the Company’s 10 7/8% Senior Secured Notes due 2012 (the “Notes”) were issued;

WHEREAS, Section 4.03 of the Indenture requires the Company to file, within the time periods specified in the SEC’s rules and regulations, a copy of all quarterly and annual reports that would be required to be filed with the Securities and Exchange Commission (the “SEC”) on Forms 10-Q and 10-K if the Company were required to file such reports and all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports;

WHEREAS, the Company has requested that the Holders direct the Trustee to execute and deliver an amendment to the Indenture to amend Section 4.03;

WHEREAS, Section 9.02 of the Indenture provides that, subject to certain inapplicable exceptions, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Subsidiary Guarantees, the Security Documents and the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class (the “Requisite Consents”);

WHEREAS, the Holders that have approved this Supplemental Indenture (as evidenced by their execution of a Consent Form) constitute Holders of at least a majority in aggregate principal amount of the Notes now outstanding and are willing to direct the Trustee to execute and deliver the Supplemental Indenture;

WHEREAS, consistent with DTC practice, DTC has authorized direct participants in DTC set forth in the position listing of DTC as of the date hereof to approve this Supplemental Indenture as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee;

WHEREAS, the Trustee has been directed by the Holders of the requisite principal amount of Notes to execute and deliver the Supplemental Indenture in its capacity as Trustee;

WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Company and each Guarantor and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.

WHEREAS, the Company has agreed to indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Supplemental Indenture, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith; and

NOW, THEREFORE, in consideration of the above premises, and for the purpose of memorializing the amendments to the Indenture consented to by the Holders, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

1

APPENDIX B

ARTICLE I

AMENDMENT OF INDENTURE

Section 1.1  AMENDMENT TO DEFINITIONS.

Section 1.01 of the Indenture is hereby amended to delete the definition of “Security Documents” and include the following new definitions:

“Accounting Investigation” means the internal investigation initiated by the Company on June 12, 2008 with respect to alleged irregularities in the accounting of inventory and accounts receivables of certain Subsidiaries of the Company that may have occurred during accounting periods taking place prior to December 29, 2007.

“Restatement” means a restatement of the Company’s financial statements for periods prior to December 29, 2007 that, in the determination of the Company’s board of directors, is necessary to address the results of the Accounting Investigation.

“Security Documents” means (i) one or more security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust or other grants of transfers for security executed and delivered by the Company or any other Obligor creating a Lien upon property owned or to be acquired by the Company or such other Obligor in favor of the Collateral Agent for the benefit of all present and future holders of Note Obligations, whenever incurred, and any document perfecting such security interests and (ii) the Access, Use and Intercreditor Agreement, dated as of June 10, 2005, by and among the Company, the Guarantors, the lenders party thereto and the Trustee.

Section 1.2  AMENDMENT TO COVENANTS.

Section 4.03 of the Indenture is hereby amended to include the following new paragraphs:

“(c)      Notwithstanding any language to the contrary in this Section 4.03, the Company’s obligation to furnish the reports and audited financial statements required by paragraphs (a) and (b) of this Section 4.03 shall be suspended during the period from December 3, 2008 through December 30, 2009 (the “Filing Suspension Period”).

During the Filing Suspension Period, the Company shall use its reasonable efforts to make public the following financial information:

(1)        On or about January 15, 2009, for the fiscal year ending 2008, and on or about 105 days after the end of the fiscal year, for the fiscal year ending 2009, an unaudited consolidated and consolidating balance sheet of the Company and its consolidated Subsidiaries as of such fiscal year end, the related unaudited consolidated statements of operations and cash flows for such fiscal year, and a discussion and analysis prepared by the Company’s management of the Company’s financial condition and results of operations, all prepared in conformity with GAAP, however, which information shall be subject to appropriate caveats and qualifications (including adjustments to reflect the Accounting Investigation and any Restatement);

(2)        On or before January 15, 2009, for the fiscal quarter ended September 30, 2008, and on or about 45 days after the end of each subsequent fiscal quarter, a consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of such fiscal quarter, the related consolidated statement of operations for such fiscal quarter, the related consolidated statements of cash flows for the portion of the fiscal year ended at the end of such fiscal quarter and a discussion and analysis prepared by the Company’s management of the Company’s financial condition and results of operations, however, which information shall be subject to appropriate caveats and qualifications (including normal year end adjustments, and adjustments to reflect the Accounting Investigation and any Restatement).

2

APPENDIX B

For the avoidance of doubt, nothing in this Section 4.03 shall be construed as requiring the Company to deliver a written statement of the Company’s independent public accountants as described in paragraph (b) of Section 4.04 herein during the Filing Suspension Period or as containing an express financial reporting covenant requiring that the Company file periodic reports with the SEC or deliver to the Trustee copies of any SEC reports during the Filing Suspension Period.

In addition, during the Filing Suspension Period the Company shall use its reasonable efforts to make such unaudited financial information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. Delivery of such information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Notwithstanding any language to the contrary, nothing in this Section 4.03 shall require the Company’s auditors to review the quarterly or annual reports during the Filing Suspension Period unless such requirements are imposed under generally accepted accounting principles or other accounting pronouncements or are necessary in order for the auditors to provide an opinion on the Company’s financial statements.”

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1  EFFECT OF SUPPLEMENTAL INDENTURE.

Prior to the Supplemental Indenture becoming effective, the Company shall deliver to the Trustee an Officers’ Certificate certifying that all conditions precedent provided for in the Indenture relating to the Supplemental Indenture have been satisfied. The Trustee may conclusively rely upon such certificate to establish that such Requisite Consents have been obtained. Upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors and the Trustee, the Indenture shall be modified in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes; and every Holder heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

Section 2.2  INDENTURE REMAINS IN FULL FORCE AND EFFECT.

Except as supplemented and amended hereby, all provisions in the Indenture shall remain in full force and effect.

Section 2.3  INDENTURE AND SUPPLEMENTAL INDENTURE CONSTRUED TOGETHER.

This Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read and construed together.

Section 2.4  CONFIRMATION OF INDENTURE.

The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects confirmed and ratified.

Section 2.5  CONFLICT WITH TRUST INDENTURE ACT.

If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act of 1939, such required provision shall control.

3

APPENDIX B

Section 2.6  SEPARABILITY.

In case any one or more of the provisions contained in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.7  SUCCESSORS AND ASSIGNS.

All agreements in this Supplemental Indenture shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Guarantors and the Trustee.

Section 2.8  CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee, for itself and its successor or successors, accepts the terms of the Indenture as amended by this Supplemental Indenture, and agrees to perform the same, but only upon the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee.

Section 2.9  GOVERNING LAW.

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY OTHER CONFLICTS OF LAW PROVISIONS.

Section 2.10  COUNTERPARTS.

This Supplemental Indenture may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

4

APPENDIX B

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written.

TEKNI-PLEX, INC., as Issuer
By:
Name: Paul J. Young
Title: Chief Executive Officer

PURETEC CORPORATION
PLASTIC SPECIALTIES AND TECHNOLOGIES, INC.
PLASTIC SPECIALTIES AND TECHNOLOGIES
     INVESTMENTS, INC.
BURLINGTON RESINS, INC.
DISTRIBUTORS RECYCLING, INC.
NATVAR HOLDINGS, INC.
TRI-SEAL HOLDINGS, INC.
TP-ELM ACQUISITION SUBSIDIARY, INC.
TPI ACQUISITION SUBSIDIARY, INC.,
collectively, as Guarantors

By:
Name: Paul J. Young
Title: Chief Executive Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

APPENDIX C

WAIVER UNDER 2013 INDENTURE

WAIVER (this “Waiver”) dated as of December 3, 2008 under the Indenture dated as of November 21, 2003 (the “Indenture”) by and among TEKNI-PLEX, INC., a Delaware corporation (the “Company”), the GUARANTORS party thereto (the “Guarantors”) and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”) governing the Company’s 8.75% Senior Secured Notes due 2013 (the “Notes”).

WITNESSETH:

WHEREAS, Section 4.03 of the Indenture requires the Company to file, within the time periods specified in the SEC’s rules and regulations, a copy of all quarterly and annual reports that would be required to be filed with the Securities and Exchange Commission (the “SEC”) on Forms 10-Q and 10-K if the Company were required to file such reports and all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports;

WHEREAS, Section 4.04 of the Indenture requires the Company to deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers’ Certificate (the “Compliance Certificate”) stating that, among other things, the Company is not in default in the performance or observance of any of the terms, provisions and conditions of the Indenture or the Security Documents;

WHEREAS, the Company has not filed its Annual Report on Form 10-K for the fiscal year ended June 27, 2008 (the “2008 Form 10-K”) or its Quarterly Report on Form 10-Q for the fiscal period ended September 26, 2008 (the “First Quarter Form 10-Q”) within the time period specified in the SEC’s rules and regulations and has not delivered the Compliance Certificate in connection with the 2008 Form 10-K within the time period specified by the Indenture (collectively, the “Reporting Defaults”);

WHEREAS, the failures to timely file the 2008 Form 10-K and First Quarter Form 10-Q and to timely deliver the Compliance Certificate constitute a Default under the Indenture and may each result in an Event of Default under the Indenture if these failures are not cured within 60 days after written notice from the Trustee or Holders of at least 25% in aggregate principal amount of the Notes and such an event of default could permit the Trustee or the Holders of 25% of the Notes to declare the Notes to be due and payable immediately and the Trustee could pursue other remedies available under the Indenture;

WHEREAS, the Company has requested that the Holders waive the Reporting Defaults;

WHEREAS, the Company has requested that the Holders direct the Trustee to execute and deliver an amendment to the Access, Use and Intercreditor Agreement, dated as of June 10, 2005, by and among the Company, the Guarantors, the lenders party thereto and the Trustee (the “Amended and Restated Intercreditor Agreement”) to reflect the incurrence by the Company of a new $15,000,000 term loan secured by the Collateral (as defined therein) in favor of Citicorp USA, Inc. and the lenders party thereto, in substantially the form attached as Annex A hereto;

WHEREAS, Section 6.04 of the Indenture provides that, subject to certain inapplicable exceptions, the Holders of not less than a majority in aggregate principal amount of the then outstanding Notes may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences under the Indenture;

WHEREAS, Section 9.02 of the Indenture provides that, subject to certain inapplicable exceptions, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Company with any provision of the Indenture, the Notes, the Security Documents or the Subsidiary Guarantees;

WHEREAS, Section 9.02 of the Indenture provides further that, subject to certain inapplicable exceptions, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Subsidiary Guarantees, the Security Documents and the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class;

APPENDIX C

WHEREAS, the Holders that have approved this Waiver (as evidenced by their execution of a Consent Form) constitute Holders of at least a majority in aggregate principal amount of the Notes now outstanding and are willing to grant such waivers and to direct the Trustee to execute and deliver the Amended and Restated Intercreditor Agreement;

WHEREAS, consistent with DTC practice, DTC has authorized direct participants in DTC set forth in the position listing of DTC as of the date hereof to approve this Waiver as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee;

WHEREAS, the Trustee has been directed by the Holders of the requisite principal amount of Notes to sign this Waiver in its capacity as Trustee and to execute and deliver the Amended and Restated Intercreditor Agreement; and

WHEREAS, the Company has agreed to indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Waiver, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each term used herein which is defined in the Indenture has the meaning assigned to such term in the Indenture.

Section 2. Waiver. The Holders that have approved this Waiver (as evidenced by their execution of a Consent Form), as Holders of a majority in aggregate principal amount of the Notes outstanding voting as a single class, agree to waive the Reporting Defaults;

Section 3. Further Assurances. The Holders that have approved this Waiver (as evidenced by their execution of a Consent Form), as Holders of a majority in aggregate principal amount of the Notes outstanding voting as a single class, agree to direct the Trustee, and the Trustee agrees, to execute and deliver the Amended and Restated Intercreditor Agreement in substantially the form attached as Annex A hereto.

Section 4. Indenture Remains in Full Force and Effect. Except to the extent waived hereby, all provisions in the Indenture shall remain in full force and effect.

Section 5. Separability. If any one or more of the provisions contained in this Waiver shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY OTHER CONFLICTS OF LAW PROVISIONS.

APPENDIX C

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed, all as of the date first written.

TEKNI-PLEX, INC., as Issuer
By:
Name: Paul J. Young
Title: Chief Executive Officer

PURETEC CORPORATION
PLASTIC SPECIALTIES AND TECHNOLOGIES, INC.
PLASTIC SPECIALTIES AND TECHNOLOGIES
      INVESTMENTS, INC.
BURLINGTON RESINS, INC.
DISTRIBUTORS RECYCLING, INC.
NATVAR HOLDINGS, INC.
TRI-SEAL HOLDINGS, INC.
TP/ELM ACQUISITION SUBSIDIARY, INC.
TPI ACQUISITION SUBSIDIARY, INC.,
collectively, as Guarantors

By:
Name: Paul J. Young
Title: Chief Executive Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

APPENDIX D

TEKNI-PLEX, INC.

Each of the Guarantors PARTY HERETO

and

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee

__________________

SUPPLEMENTAL INDENTURE

Dated as of December 3, 2008

to

INDENTURE

Dated as of November 21, 2003

Between

TEKNI-PLEX, INC.

each of the Guarantors PARTY THERETO

and

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee

__________________

8 3/4% Senior Secured Notes due 2013

APPENDIX D

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of December 3, 2008, between TEKNI-PLEX, INC., a Delaware corporation (the “Company”), the GUARANTORS listed on the signature page hereto (the “Guarantors”) and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Company and the Guarantors executed and delivered to the Trustee an Indenture dated as of November 21, 2003 (the “Indenture”) by and among the Company, the Guarantors and the Trustee, pursuant to which the Company’s 8 3/4% Senior Secured Notes due 2013 (the “Notes”) were issued;

WHEREAS, Section 4.03 of the Indenture requires the Company to file, within the time periods specified in the SEC’s rules and regulations, a copy of all quarterly and annual reports that would be required to be filed with the Securities and Exchange Commission (the “SEC”) on Forms 10-Q and 10-K if the Company were required to file such reports and all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports;

WHEREAS, the Company has requested that the Holders direct the Trustee to execute and deliver an amendment to the Indenture to amend Section 4.03;

WHEREAS, Section 9.02 of the Indenture provides that, subject to certain inapplicable exceptions, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Subsidiary Guarantees, the Security Documents and the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class (the “Requisite Consents”);

WHEREAS, the Holders that have approved this Supplemental Indenture (as evidenced by their execution of a Consent Form) constitute Holders of at least a majority in aggregate principal amount of the Notes now outstanding and are willing to direct the Trustee to execute and deliver the Supplemental Indenture;

WHEREAS, consistent with DTC practice, DTC has authorized direct participants in DTC set forth in the position listing of DTC as of the date hereof to approve this Supplemental Indenture as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee;

WHEREAS, the Trustee has been directed by the Holders of the requisite principal amount of Notes to execute and deliver the Supplemental Indenture in its capacity as Trustee;

WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Company and each Guarantor and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.

WHEREAS, the Company has agreed to indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Supplemental Indenture, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith; and

NOW, THEREFORE, in consideration of the above premises, and for the purpose of memorializing the amendments to the Indenture consented to by the Holders, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

1

APPENDIX D

ARTICLE I

AMENDMENT OF INDENTURE

Section 1.1  AMENDMENT TO DEFINITIONS.

Section 1.01 of the Indenture is hereby amended to delete the definition of “Security Documents” and include the following new definitions:

“Accounting Investigation” means the internal investigation initiated by the Company on June 12, 2008 with respect to alleged irregularities in the accounting of inventory and accounts receivables of certain Subsidiaries of the Company that may have occurred during accounting periods taking place prior to December 29, 2007.

“Restatement” means a restatement of the Company’s financial statements for periods prior to December 29, 2007 that, in the determination of the Company’s board of directors, is necessary to address the results of the Accounting Investigation.

“Security Documents” means (i) one or more security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust or other grants of transfers for security executed and delivered by the Company or any other Obligor creating a Lien upon property owned or to be acquired by the Company or such other Obligor in favor of the Collateral Agent for the benefit of all present and future holders of Note Obligations, whenever incurred, and any document perfecting such security interests and (ii) the Access, Use and Intercreditor Agreement, dated as of June 10, 2005, by and among the Company, the Guarantors, the lenders party thereto and the Trustee.

Section 1.2  AMENDMENT TO COVENANTS.

Section 4.03 of the Indenture is hereby amended to include the following new paragraphs:

“(c)      Notwithstanding any language to the contrary in this Section 4.03, the Company’s obligation to furnish the reports and audited financial statements required by paragraphs (a) and (b) of this Section 4.03 shall be suspended during the period from December 3, 2008 through December 30, 2009 (the “Filing Suspension Period”).

During the Filing Suspension Period, the Company shall use its reasonable efforts to make public the following financial information:

(1) On or about January 15, 2009, for the fiscal year ending 2008, and on or about 105 days after the end of the fiscal year, for the fiscal year ending 2009, an unaudited consolidated and consolidating balance sheet of the Company and its consolidated Subsidiaries as of such fiscal year end, the related unaudited consolidated statements of operations and cash flows for such fiscal year, and a discussion and analysis prepared by the Company’s management of the Company’s financial condition and results of operations, all prepared in conformity with GAAP, however, which information shall be subject to appropriate caveats and qualifications (including adjustments to reflect the Accounting Investigation and any Restatement);

(2) On or before January 15, 2009, for the fiscal quarter ended September 30, 2008, and on or about 45 days after the end of each subsequent fiscal quarter, a consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of such fiscal quarter, the related consolidated statement of operations for such fiscal quarter, the related consolidated statements of cash flows for the portion of the fiscal year ended at the end of such fiscal quarter and a discussion and analysis prepared by the Company’s management of the Company’s financial condition and results of operations, however, which information shall be subject to appropriate caveats and qualifications (including normal year end adjustments, and adjustments to reflect the Accounting Investigation and any Restatement).

2

APPENDIX D

For the avoidance of doubt, nothing in this Section 4.03 shall be construed as requiring the Company to deliver a written statement of the Company’s independent public accountants as described in paragraph (b) of Section 4.04 herein during the Filing Suspension Period or as containing an express financial reporting covenant requiring that the Company file periodic reports with the SEC or deliver to the Trustee copies of any SEC reports during the Filing Suspension Period.

In addition, during the Filing Suspension Period the Company shall use its reasonable efforts to make such unaudited financial information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. Delivery of such information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Notwithstanding any language to the contrary, nothing in this Section 4.03 shall require the Company’s auditors to review the quarterly or annual reports during the Filing Suspension Period unless such requirements are imposed under generally accepted accounting principles or other accounting pronouncements or are necessary in order for the auditors to provide an opinion on the Company’s financial statements.”

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1  EFFECT OF SUPPLEMENTAL INDENTURE.

Prior to the Supplemental Indenture becoming effective, the Company shall deliver to the Trustee an Officers’ Certificate certifying that all conditions precedent provided for in the Indenture relating to the Supplemental Indenture have been satisfied. The Trustee may conclusively rely upon such certificate to establish that such Requisite Consents have been obtained. Upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors and the Trustee, the Indenture shall be modified in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes; and every Holder heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

Section 2.2  INDENTURE REMAINS IN FULL FORCE AND EFFECT.

Except as supplemented and amended hereby, all provisions in the Indenture shall remain in full force and effect.

Section 2.3  INDENTURE AND SUPPLEMENTAL INDENTURE CONSTRUED TOGETHER.

This Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read and construed together.

Section 2.4  CONFIRMATION OF INDENTURE.

The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects confirmed and ratified.

Section 2.5  CONFLICT WITH TRUST INDENTURE ACT.

If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act of 1939, such required provision shall control.

3

APPENDIX D

Section 2.6  SEPARABILITY.

In case any one or more of the provisions contained in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.7  SUCCESSORS AND ASSIGNS.

All agreements in this Supplemental Indenture shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Guarantors and the Trustee.

Section 2.8  CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee, for itself and its successor or successors, accepts the terms of the Indenture as amended by this Supplemental Indenture, and agrees to perform the same, but only upon the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee.

Section 2.9  GOVERNING LAW.

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY OTHER CONFLICTS OF LAW PROVISIONS.

Section 2.10  COUNTERPARTS.

This Supplemental Indenture may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

4

APPENDIX D

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written.

TEKNI-PLEX, INC., as Issuer
By:
Name: Paul J. Young
Title: Chief Executive Officer

PURETEC CORPORATION
PLASTIC SPECIALTIES AND TECHNOLOGIES, INC.
PLASTIC SPECIALTIES AND TECHNOLOGIES
     INVESTMENTS, INC.
BURLINGTON RESINS, INC.
DISTRIBUTORS RECYCLING, INC.
NATVAR HOLDINGS, INC.
TRI-SEAL HOLDINGS, INC.
TP-ELM ACQUISITION SUBSIDIARY, INC.
TPI ACQUISITION SUBSIDIARY, INC.,
collectively, as Guarantors

By:
Name: Paul J. Young
Title: Chief Executive Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

APPENDIX E

AMENDED AND RESTATED

ACCESS, USE AND INTERCREDITOR AGREEMENT

This AMENDED AND RESTATED ACCESS, USE AND INTERCREDITOR AGREEMENT, dated as of November [_], 2008 (as amended, restated, supplemented or otherwise modified from time to time the “Agreement”), by and among Citicorp USA, Inc. (“Citi”), in its capacity as senior first lien administrative agent and collateral agent (the “Senior Lien Administrative Agent”), OCM Tekni-Plex Holdings II, L.P., in its capacity as junior first lien administrative agent and collateral agent (the “Junior Lien Administrative Agent”), HSBC Bank USA, National Association (“HSBC”), as trustee (in such capacity, the “New Senior Secured Note Trustee”) and collateral agent (in such capacity, the “New Senior Secured Note Collateral Agent”) under the New Senior Secured Note Indenture referred to below, and HSBC Bank USA, National Association (successor by merger to HSBC Bank USA), as trustee (in such capacity, the “Existing Senior Secured Note Trustee”) and collateral agent (in such capacity, the “Existing Collateral Agent”) under the Existing Senior Secured Note Indenture referred to below.

W I T N E S S E T H :

WHEREAS, Tekni-Plex, Inc. (the “Borrower”) entered into that certain Credit Agreement, dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Original Credit Agreement”), with the lenders and issuers party thereto and Citi in its capacity as administrative agent;

WHEREAS, in connection with the Original Credit Agreement Citi, in its capacity as administrative agent under the Original Credit Agreement, entered into that certain Access, Use and Intercreditor Agreement, dated as of June 10, 2005 (the “Existing Access, Use and Intercreditor Agreement”), with HSBC in its various capacities as New Senior Secured Note Trustee, New Senior Secured Collateral Agent, Existing Senior Secured Note Trustee and Existing Collateral Agent;

WHEREAS, the Borrower, the lenders and issuers party thereto and Citi, as administrative agent for the lenders and issuers, amended and restated the Original Credit Agreement in the form of that certain Amended and Restated Credit Agreement, dated as of February 14, 2008 (the “Existing Credit Agreement”) in connection with events related to the Borrower’s restructuring;

WHEREAS, the Borrower has requested that the Lenders amend and restate the Existing Credit Agreement in connection with certain requested amendments and the Borrower, the lenders and issuers (in their capacities as such) party thereto, the Senior Lien Administrative Agent, as agent for the lenders and issuers and the other parties thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as such agreement may be amended, restated, supplemented or otherwise modified from time to time the “Senior Lien Credit Agreement”);

WHEREAS, in connection with a new $15,000,000 term loan to the Borrower, the Borrower, the Junior Lien Administrative Agent and the other parties thereto have entered into that certain Junior Lien Credit Agreement dated as of the date hereof (as such agreement may be amended, restated, supplemented or otherwise modified from time to time the “Junior Lien Credit Agreement”);

WHEREAS, the Borrower and the other Loan Parties (as defined below) have granted to the Senior Lien Administrative Agent, for the benefit of the Senior Lien Secured Parties (as defined herein), a first lien senior security interest in the ABL Priority Collateral (as defined herein) pursuant to (i) that certain Security Agreement, dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Senior Lien Security Agreement”), among the Borrower, the other Loan Parties and the Senior Lien Administrative Agent, and (ii) that certain Pledge Agreement, dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Senior Lien Pledge Agreement”), among the Borrower, the other Loan Parties and the Senior Lien Administrative Agent;

WHEREAS, the Borrower and the other Loan Parties (as defined below) have granted to the Junior Lien Administrative Agent, for the benefit of the Junior Lien Secured Parties, a first lien junior security interest in the ABL Priority Collateral (as defined herein) pursuant to (i) that certain Junior Lien Security Agreement, dated as of the date

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APPENDIX E

hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Junior Lien Security Agreement” and together with the Senior Lien Security Agreement, the “First Lien Security Agreements”), among the Borrower, the other Loan Parties and the Junior Lien Administrative Agent for the benefit of the Junior Lien Secured Parties (as defined herein), and (ii) that certain Junior Lien Pledge Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Junior Lien Pledge Agreement” and together with the Senior Lien Pledge Agreement, the “First Lien Pledge Agreements”), among the Borrower, the other Loan Parties and the Junior Lien Administrative Agent for the benefit of the Junior Lien Secured Parties;

WHEREAS, the Borrower, the other Loan Parties named therein, as guarantors, and the New Senior Secured Note Trustee have entered into an Indenture, dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, “New Senior Secured Note Indenture”), pursuant to which the Borrower is issuing $150,000,000 of 10 7/8% Senior Secured Notes due 2012;

WHEREAS, the Borrower and the other Loan Parties have granted to the New Senior Secured Note Collateral Agent, for the benefit of the Secured Parties (as defined in the New Senior Secured Note Security Agreement referred to below) (the “New Senior Secured Note Secured Parties”), a security interest in the Collateral (as defined herein) pursuant to the Security Agreement, dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “New Senior Secured Note Security Agreement”), among the Borrower, the other Loan Parties and the New Senior Secured Note Collateral Agent;

WHEREAS, the Borrower, the other Loan Parties named therein, as guarantors, and the Existing Senior Secured Note Trustee have entered into an Indenture, dated as of November 21, 2003 (as amended, restated, supplemented or otherwise modified from time to time, “Existing Senior Secured Note Indenture”), pursuant to which the Borrower issued $275,000,000 of 8 3/4% Senior Secured Notes due 2013;

WHEREAS, the Borrower and the other Loan Parties have granted to the Existing Collateral Agent, for the benefit of the Secured Parties (as defined in the Existing Security Agreement referred to below) (the “Existing Secured Parties”), a security interest in the Collateral pursuant to the Second Lien Security Agreement, dated as of November 21, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Security Agreement”), among the Borrower, the other Loan Parties and the Existing Collateral Agent;

WHEREAS, it is a covenant under the Senior Lien Credit Agreement and the Junior Lien Credit Agreement and the obligations of each Lender thereunder that the parties hereto amend and restate this Agreement; and

WHEREAS, the Senior Lien Administrative Agent, the Junior Lien Administrative Agent, the New Senior Secured Note Trustee, the New Senior Secured Note Collateral Agent, the Existing Senior Secured Note Trustee and the Existing Collateral Agent are entering into this Agreement in order to, among other things, clarify their rights in respect of the ABL Priority Collateral and the other Collateral.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

1.   DEFINED TERMS. Unless otherwise defined herein, terms defined in the Senior Lien Credit Agreement and used herein shall have the meanings given to them in the Senior Lien Credit Agreement. The following terms shall have the following meanings:

“ABL Priority Collateral” shall mean the “Collateral” (as defined in the Senior Lien Credit Agreement).

“Applicable First Lien Administrative Agent” shall mean (i) prior to the payment in full of the Senior Lien Obligations, the Senior Lien Administrative Agent and (ii) thereafter, the Junior Lien Administrative Agent.

“Bankruptcy Code” means title 11, United States Code.

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APPENDIX E

“Bankruptcy Law” means each of the Bankruptcy Code, any similar federal, state or foreign Requirement of Law (as defined in the Senior Lien Credit Agreement) for the relief of debtors or any arrangement, reorganization, insolvency, moratorium or assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Loan Party and any similar Requirements of Law (as defined in the Senior Lien Credit Agreement) relating to or affecting the enforcement of creditors’ rights generally.

“Collateral” shall mean, collectively, the ABL Priority Collateral and the Fixed Asset Collateral.

“Credit Agreement Percentage” shall mean with respect to any insurance proceeds, a fraction (expressed as a percentage), the numerator of which is the amount of such insurance proceeds received solely on the account of the loss or casualty to the ABL Priority Collateral and the denominator of which is the aggregate amount of such insurance proceeds.

“Discharge of First Lien Obligations” shall have the meaning given to such term in the New Senior Secured Note Indenture.

“Existing Obligations” shall mean all “Note Obligations” (as defined in the Existing Senior Secured Note Indenture).

“First Lien Administrative Agents” shall mean, collectively, the Senior Lien Administrative Agent and the Junior Lien Administrative Agent.

“First Lien Documents” shall mean (i) the “Loan Documents” as defined in the Senior Lien Credit Agreement and (ii) the “Loan Documents” as defined in the Junior Lien Credit Agreement.

“First Lien Obligations” shall mean any Senior Lien Obligation and any Junior Lien Obligation.

“First Lien Secured Parties” shall mean the Senior Lien Secured Parties and the Junior Lien Secured Parties.

“Fixed Asset Collateral” shall mean the “Collateral” (as defined in the New Senior Secured Note Indenture and any New Senior Secured Note Security Document) other than the ABL Priority Collateral.

“Fixed Asset Secured Parties” shall mean collectively, the New Senior Secured Note Collateral Agent, the other New Senior Secured Note Secured Parties, the Existing Collateral Agent and the other Existing Secured Parties.

“Insolvency Proceeding” means each of the following, in each case with respect to any Loan Party or any property or Indebtedness (as defined in the Senior Lien Credit Agreement) of any Loan Party, (a)(i) any voluntary or involuntary case or proceeding under any Bankruptcy Law or any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, (ii) any case or proceeding seeking receivership, liquidation, reorganization, winding up or other similar case or proceeding, (iii) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt and (iv) any case or proceeding seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official, (b) any liquidation, dissolution, reorganization or winding up, whether voluntary or involuntary and whether or not involving any Bankruptcy Law, and (c) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities.

“Intellectual Property Collateral” shall mean collectively, all Patent, Patent Licenses, Marks, Trademark Licenses, Copyrights and Copyright Licenses (as each such term is defined (i) prior to the payment in full of the Senior Lien Obligations, the Senior Lien Security Agreement and (ii) thereafter, the Junior Lien Security Agreement) of each Loan Party.

“Junior Lien Obligations” means the “Secured Obligations” (as defined in the Junior Lien Credit Agreement ).

“Junior Lien Secured Parties” means each “Secured Party” as defined in the Junior Lien Credit Agreement and each other holder of Junior Lien Obligations, in each case other than the Junior Lien Administrative Agent.

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APPENDIX E

“Loan Party” shall have the meaning given to such term in the Senior Credit Agreement.

“New Senior Secured Note Obligations” shall mean all “Note Obligations” (as defined in the New Senior Secured Note Indenture).

“New Senior Secured Note Percentage” means with respect to any insurance proceeds, a fraction (expressed as a percentage), the numerator of which is the amount of such insurance proceeds received solely on the account of the loss or casualty to the Fixed Asset Collateral and the denominator of which is the aggregate amount of such insurance proceeds.

“New Senior Secured Note Security Documents” shall mean the “Security Documents” (as defined in the New Senior Secured Note Indenture).

“Obligations” shall mean collectively, the First Lien Obligations, the New Senior Secured Note Obligations and the Existing Obligations.

“Post-Petition Financing” means any financing obtained by any Loan Party during any Insolvency Proceeding or otherwise pursuant to any Bankruptcy Law on terms and conditions acceptable to the Senior Lien Administrative Agent, including any such financing obtained by any Loan Party under Section 364 of the Bankruptcy Code or consisting of any arrangement for use of cash collateral held in respect of any First Lien Obligation under Section 363 of the Bankruptcy Code, in each case or any similar provision of any Bankruptcy Law.

“Post-Petition Interest” means all interest accruing or that would have accrued, whether as a result of the classification of the Junior Lien Obligations and the Senior Lien Obligations as one secured claim with respect to the Collateral (and not separate classes of senior and junior secured claims) or otherwise, after the commencement of any Insolvency Proceeding, irrespective of whether a claim for post-filing or post-petition interest is allowed in any such Insolvency Proceeding.

“Secured Party” shall mean collectively, the First Lien Administrative Agent, the First Lien Secured Parties, the New Senior Secured Note Trustee, the New Senior Secured Note Collateral Agent, the New Senior Secured Note Secured Parties, the Existing Senior Secured Note Trustee, the Existing Collateral Agent and the Existing Secured Parties.

“Senior Lien Obligations” means (a) the “Secured Obligations” (under and as defined in the Senior Lien Credit Agreement ); (b) all extensions of credit under any Post-Petition Financing; (c) any payment made to any other Person (as defined in the Senior Lien Credit Agreement) other than a Loan Party to acquire, satisfy or otherwise discharge any claim for the purpose of maintaining, preserving or protecting any Collateral, any Senior Lien or, to the extent such payment is made by any Senior Secured Party, any Junior Lien; and (d) any Post-Petition Interest on any obligation described in any of clauses (a), (b) and (c) above; provided, however, that to the extent any payment with respect to the Senior Lien Obligations (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“Senior Secured Party” means each “Secured Party” under and as defined in the Senior Lien Credit Agreement , each lender, issuer, agent and other secured party under any Post-Petition Financing and each other holder of Senior Lien Obligations, in each case other than the Senior Lien Administrative Agent.

2.   SECURITY INTERESTS. Irrespective of the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of the First Lien Administrative Agents, the New Senior Secured Note Collateral Agent or the Existing Collateral Agent in any Collateral, each of the First Lien Administrative Agents, the New Senior Secured Note Trustee, the New Senior Secured Note Collateral Agent, the Existing Senior Secured Note Trustee and the Existing Collateral Agent hereby acknowledge and agree that:

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APPENDIX E

(i)        the First Lien Administrative Agents have a security interest in the ABL Priority Collateral, and the First Lien Obligations constitute (a) “ABL Facility Priority Lien Debt” as such term is defined in, and for purposes of, the New Senior Secured Note Indenture, and (b) “Priority Lien Debt” as such term is defined in, and for purposes of, the Existing Senior Secured Note Indenture;

(ii)        the New Senior Secured Note Collateral Agent has a security interest in the Collateral, and the New Senior Secured Note Obligations constitute “Priority Lien Debt” as such term is defined in, and for purposes of, the Existing Senior Secured Note Indenture;

                                        (iii)     the Existing Collateral Agent has a security interest in the Collateral; and

                                       (iv)       neither of the First Lien Administrative Agents nor any First Lien Secured Party

                                has a security interest in any of the Fixed Asset Collateral.

3.   ACCESS TO PREMISES.

(a)  In the event that any Fixed Asset Secured Party shall acquire title to, or possession and control of, any of the Fixed Asset Collateral, whether through foreclosure, deed in lieu, or otherwise, such Fixed Asset Secured Party agrees that if the Applicable First Lien Administrative Agent undertakes to enforce its rights in the ABL Priority Collateral, such Fixed Asset Secured Party will, at the request of the Applicable First Lien Administrative Agent and at the sole cost and reasonable expense of the Applicable First Lien Administrative Agent, cooperate with the Applicable First Lien Administrative Agent in its efforts to assemble all of the ABL Priority Collateral located on such Fixed Asset Collateral and will permit the Applicable First Lien Administrative Agent (at the sole cost, reasonable expense and liability of the Applicable First Lien Administrative Agent, including any current rent payable to lessors of leased Fixed Asset Collateral used or occupied by the Applicable First Lien Administrative Agent) to enter and use the Fixed Asset Collateral to the extent necessary to complete the manufacture of inventory, collect accounts receivable and repossess, remove, sell or otherwise dispose of ABL Priority Collateral within a reasonable time not to exceed 120 days after the earlier to occur of (i) delivery by the Applicable First Lien Administrative Agent of notice to the New Senior Secured Note Trustee and the Existing Senior Secured Note Trustee of its election to utilize the Fixed Asset Collateral as set forth in this sentence (or in connection with the order of any court or other governmental authority requiring such utilization) or (ii) delivery by the New Senior Secured Note Trustee or the Existing Senior Secured Note Trustee, as the case may be, of notice to the First Lien Administrative Agents that it has located a bona fide purchaser for all or any portion of the Fixed Asset Collateral.

(b)  If the Applicable First Lien Administrative Agent undertakes to enforce its rights or the rights of the First Lien Secured Parties in the ABL Priority Collateral, the Applicable First Lien Administrative Agent agrees to promptly repair any damage (other than ordinary wear and tear) to any and all Fixed Asset Collateral caused by (i) the entry onto, or use of, such Fixed Asset Collateral by the Applicable First Lien Administrative Agent, the First Lien Secured Parties and/or their agents, and/or (ii) the removal of all or any portion of the ABL Priority Collateral from such Fixed Asset Collateral.

(c)  The Applicable First Lien Administrative Agent, on its own behalf and on behalf of the First Lien Secured Parties, agrees (to the extent such amount is not paid by the Loan Parties) to indemnify, hold harmless and defend the Fixed Asset Secured Parties and each of their respective directors, officers, shareholders, employees, successors, assigns, agents and affiliates, as applicable (each, an “Indemnified Party”), for, from and against any and all losses, costs, claims, liabilities, damages and expenses, including, without limitation, reasonable attorneys’ fees and court costs (“Losses”), incurred by the Indemnified Parties and arising as the result of (i) the entry onto and use of such Fixed Asset Collateral by the Applicable First Lien Administrative Agent, the First Lien Secured Parties and/or their agents (ordinary wear and tear excepted), and/or (ii) the removal of all or any portion of the ABL Priority Collateral from such Fixed Asset Collateral (other than any diminution in value caused solely by the absence of the ABL Priority Collateral), excluding Losses suffered by an Indemnified Party arising out of such Indemnified Party’s gross negligence or willful misconduct.

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APPENDIX E

4.   INTELLECTUAL PROPERTY. The First Lien Administrative Agents hereby grant to the New Senior Secured Note Collateral Agent, on behalf of the New Senior Secured Note Secured Parties, the right to the use of all Intellectual Property Collateral, to the extent necessary to permit the New Senior Secured Note Collateral Agent and the New Senior Secured Note Secured Parties to exercise their rights and remedies relating to the Fixed Asset Collateral.

5.   AGENT FOR PERFECTION. The New Senior Secured Note Collateral Agent and the Existing Collateral Agent hereby appoint the First Lien Administrative Agents as agents for purposes of perfecting their respective security interests in and liens on all ABL Priority Collateral, which is of a type such that perfection of a security interest therein may be accomplished only by possession or control by a secured party, and each First Lien Administrative Agent hereby agrees to act as such agent to the extent such First Lien Administrative Agent obtains possession or control of any ABL Priority Collateral. The Existing Collateral Agent hereby appoints the New Senior Secured Note Collateral Agent as agent for purposes of perfecting its security interests in and liens on all Collateral, which is of a type such that perfection of a security interest therein may be accomplished only by possession or control by a secured party, and the New Senior Secured Note Collateral Agent hereby agrees to act as such agent to the extent the New Senior Secured Note Collateral Agent obtains possession or control of any Collateral. After the Discharge of First Lien Obligations, the First Lien Administrative Agents shall deliver all ABL Facility Priority Collateral in their possession to the New Senior Secured Note Collateral Agent or to such other Person designated by the New Senior Secured Note Collateral Agent.

6.   INSURANCE. If after an Event of Default under the Senior Lien Credit Agreement or the Junior Lien Credit Agreement or the New Senior Secured Note Indenture, any Loan Party receives or is entitled to receive the insurance proceeds of any loss or casualty involving both the ABL Priority Collateral and the Fixed Asset Collateral, such proceeds shall be paid to the Applicable First Lien Administrative Agent in an amount equal to the Credit Agreement Percentage of such insurance proceeds and to the New Senior Secured Note Collateral Agent in an amount equal to the New Senior Secured Note Percentage of such insurance proceeds.

7.   TERM. This Agreement shall remain in full force and effect until the Discharge of First Lien Obligations and all of the New Senior Secured Note Obligations shall have been paid in full. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the First Lien Obligations or New Senior Secured Note Obligations is rescinded or must otherwise be returned by any First Lien Secured Party or New Senior Secured Note Secured Party upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

8.   SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

9.   NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or by telecopy and shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telecopy notice, when transmitted, transmission confirmed, addressed to the parties hereto at their respective addresses set forth with their signatures hereto or to such other address as may be hereafter notified by the respective parties hereto.

10.  NO THIRD PARTY BENEFICIARIES. All undertakings, agreements, representations and warranties contained in this Agreement are solely for the benefit of the First Lien Administrative Agents, the First Lien Secured Parties, the New Senior Secured Note Trustee, the New Senior Secured Note Collateral Agent, the New Senior Secured Note Secured Parties, the Existing Senior Secured Note Trustee, the Existing Collateral Agent and the Existing Secured Parties, and there are no other parties (including, without limitation, the Loan Parties) who are intended to be benefited in any way by this Agreement.

11.  SUCCESSORS AND ASSIGNS; TRANSFER OF RIGHTS.

(a)  This Agreement shall be binding upon and shall inure to the benefit of each Secured Party and its respective successors and assigns.

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APPENDIX E

(b)  Each Secured Party agrees that if such Secured Party transfers any Obligation held by it, or any portion thereof, it will, prior to the closing of such transfer, provide the transferee with a copy of this Agreement and each transferee of any of the Obligations shall take such Obligations or part thereof subject to the provisions of this Agreement and to any notice given or other action taken hereunder prior to the receipt by the other Secured Parties of notice of such transfer.

12.  COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

13.  WAIVERS AND AMENDMENTS. All modifications, amendments and waivers of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

14.  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO AGREE APPLY HERETO).

15. CONSENT TO JURISDICTION. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

16.  JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

17.  AUTHORITY. Each of the parties represents and warrants to the other parties hereto that the execution, delivery and performance by or on behalf of such party to this Agreement has been duly authorized by all necessary action, corporate or otherwise, does not violate any provision of law, governmental regulation, or any agreement or instrument by which such party is bound, and requires no governmental or other consent that has not been obtained and is not in full force and effect.

18.  HEADINGS. The section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

19.  SPECIFIC PERFORMANCE. Each of the First Lien Administrative Agent, the New Senior Secured Note Trustee, the New Senior Secured Note Collateral Agent, the Existing Senior Secured Note Trustee and the Existing Collateral Agent may demand specific performance of this Agreement. Each of the First Lien Administrative Agent, the New Senior Secured Note Trustee, the New Senior Secured Note Collateral Agent, the Existing Senior Secured Note Trustee and the Existing Collateral Agent hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the any other party hereto.

20.  ACKNOWLEDGEMENT AND ACCEPTANCE. By its signature below, each Loan Party hereby acknowledges, agrees, and accepts all of the terms and provisions of this Agreement.

[SIGNATURE PAGES FOLLOW]

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APPENDIX E

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

CITICORP USA, INC., as Senior Lien Administrative Agent
By:
Name:
Title:

ADDRESS FOR NOTICES: CITICORP USA, INC. 388 Greenwich Street, 19th Floor New York, New York 10013 Attention: David Jaffe Telecopy No: (212) 816-2613 Email: david.jaffe@citigroup.com

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APPENDIX E

OCM TEKNI-PLEX HOLDINGS II, L.P., as Junior Lien Administrative Agent By: Oaktree Fund GP, LLC, its General Partner By: Oaktree Fund GP I, L.P., its Managing Member
By:
Name:
Title:

By:
Name:
Title:

ADDRESS FOR NOTICES: OCM TEKNI-PLEX HOLDINGS II, L.P. c/o Oaktree Capital Management 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Kenneth Liang

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APPENDIX E

HSBC BANK USA, NATIONAL ASSOCIATION, as New Senior Secured Note Trustee and as New Senior Secured Note Collateral Agent
By:
Name:
Title:

ADDRESS FOR NOTICES: HSBC BANK USA, NATIONAL ASSOCIATION 452 Fifth Avenue New York, New York 10018-2706 Telecopy No: (212) 525-1300 Attention: Issuer Services

HSBC BANK USA, NATIONAL ASSOCIATION, as Existing Senior Secured Note Trustee and as Existing Collateral Agent
By:
Name:
Title:

ADDRESS FOR NOTICES: HSBC BANK USA, NATIONAL ASSOCIATION 452 Fifth Avenue New York, New York 10018-2706 Telecopy No: (212) 525-1300 Attention: Issuer Services

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APPENDIX E

Pursuant to Section 20 of this Agreement, each Loan Party, although not a direct party hereto, has signed below to indicate its acknowledgement of the foregoing and its acceptance and agreement with all of the terms and provisions hereof.

TEKNI-PLEX, INC.

PURETEC CORPORATION

NATVAR HOLDINGS, INC.

TRI-SEAL HOLDINGS, INC.

PLASTIC SPECIALTIES AND TECHNOLOGIES, INC.

BURLINGTON RESINS, INC.

PLASTIC SPECIALTIES AND TECHNOLOGIES

        INVESTMENTS, INC.

DISTRIBUTORS RECYCLING, INC.

TPI ACQUISITION SUBSIDIARY, INC.

TP/ELM ACQUISITION SUBSIDIARY, INC.

By:
Name:
Title:

11

NOTICE OF CONSENT SOLICITATION

TEKNI-PLEX, INC.

Questions and requests for assistance or additional copies of the Consent Documents may be directed to the Company, as Information Agent, at the following address:

Tekni-Plex, Inc.

201 Industrial Parkway

Somerville, NJ 08876

Attn: Michael W. Zelenty, Senior Vice President and General Counsel

Phone: (908) 722-4800

Holders should retain their Notes and not deliver any such Notes to the Depositary or the Information Agent. Duly executed Consents should be sent to the Depositary at the address provided below in accordance with the instructions set forth in the Consent Documents.

HSBC Bank USA, National Association

Corporate Trust & Loan Agency

2 Hanson Place, 14th Floor

Brooklyn, New York 11217-1409

Attention: Corporate Trust Operations

Phone: (800) 662-9844

Fax: (718) 488-4488